Eaton Vance
Floating-Rate 2022 Target Term Trust
September 30, 2022
Portfolio of Investments (Unaudited)

Short-Term Investments — 99.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 2.80%(1)	204,166,126	$204,166,126
Total Short-Term Investments (identified cost $204,166,126)		$204,166,126
Total Investments — 99.7% (identified cost $204,166,126)		$204,166,126
Other Assets, Less Liabilities — 0.3%		$ 633,615
Net Assets — 100.0%		$204,799,741
The percentage shown for each investment category in the Portfolio of Investments is based on net assets.
(1)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of September 30, 2022.
The Trust did not have any open derivative instruments at September 30, 2022.
Affiliated Investments
At September 30, 2022, the value of the Trust's investment in Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Liquidity Fund) was $204,166,126, which represents 99.7% of the Trust's net assets. Transactions in affiliated funds by the Trust for the fiscal year to date ended September 30, 2022 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$5,808,842	$211,034,420	$(12,677,136)	$ —	$ —	$204,166,126	$686,615	204,166,126
Fair Value Measurements
Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance
Floating-Rate 2022 Target Term Trust
September 30, 2022
Portfolio of Investments (Unaudited) — continued

At September 30, 2022, the hierarchy of inputs used in valuing the Trust's investments, which are carried at value, were as follows:
Asset Description	Level 1	Level 2	Level 3	Total
Short-Term Investments	$204,166,126	$ —	$ —	$204,166,126
Total Investments	$204,166,126	$ —	$ —	$204,166,126
Subsequent Event
Eaton Vance Floating-Rate 2022 Target Term Trust (the Trust) completed its termination and liquidation on October 31, 2022. The termination and liquidation occurred in accordance with the Trust's investment objectives and organizational documents, consistent with the Trust's previously announced liquidation plans.
For information on the Trust's policy regarding the valuation of investments and other significant accounting policies, please refer to the Trust's most recent financial statements included in its semiannual or annual report to shareholders.
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